EXHIBIT 3
                                                                       ---------

                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------

         THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made as of February 9, 2006 by and among Artisoft, Inc., a Delaware corporation (the "Company"), and the investors set forth on Exhibit A hereto (individually, an "Investor" and collectively, the "Investors").

                                   WITNESSETH:

         WHEREAS, the Company desires to sell to the Investors, and the Investors desire to purchase from the Company (the "Offering"): (i) 5,000 shares (the "Shares") of Series D Convertible Preferred Stock, par value $1.00 per share, of the Company (the "Series D Preferred Stock") at a price per share of $1,000.00 and (ii) warrants (the "Warrants") to purchase an aggregate of 1,041,667 shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"), for a total purchase price of $5,000,000.00 pursuant to the terms of this Agreement; and

         WHEREAS, the parties hereto desire to enter into this Agreement for the purpose of setting forth certain representations, warranties and covenants made by each to the other as an inducement to the execution and delivery of this Agreement and the conditions precedent to the consummation of the transactions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual provisions, agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                  PURCHASE AND SALE OF THE SHARES AND WARRANTS

         1.1 Authorization and Sale of the Shares and Warrants. Subject to the terms and conditions set forth in this Agreement, the Company has authorized the sale of up to 5,000 Shares. The shares of Common Stock issuable upon conversion of the Shares are referred to as "Preferred Conversion Shares", the shares of the Company's Common Stock issuable upon the exercise of the Warrants are referred to the "Warrant Shares" and the Preferred Conversion Shares and the Warrant Shares are collectively referred to as the "Conversion Shares".

         1.2 Agreement to Sell and Purchase the Shares and Warrants. Subject to the terms and conditions of this Agreement, each Investor, severally and not jointly, agrees to purchase at the Closing (as such term is defined in Section 1.3), and the Company agrees to issue and sell to such Investor at the Closing, for the purchase price set forth opposite such Investor's name on Exhibit A, that number of Shares and Warrants set forth opposite such Investor's name on Exhibit A.

         1.3 Delivery of the Shares and Warrants at Closing.

                  (a) Except as set forth in this Section 1.3, the completion of the purchase and sale of the Shares and the Warrants (the "Closing") shall occur on the date hereof (the "Closing Date"), at the offices of Goodwin Procter LLP, 53 State Street, Boston, MA 02109 at 10:00 AM Eastern time, or at such other time and place as may be mutually agreed upon by the Company and the Investors. At the Closing, the Company shall (1) either (x) deliver to the Investors one or more stock certificates representing the number of Shares set forth on Exhibit A, each such certificate to be registered in the

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                     Securities Purchase Agreement - Page 2

name of each Investor or, if so indicated on the signature page of this Agreement, in the name of a nominee designated by such Investor or (y) direct its transfer agent to deliver such certificates to the Investors (at the address of each Investor set forth on the signature pages hereto) within three (3) business days after the Closing Date; and (2) deliver to each Investor a Warrant substantially in the form attached hereto as Exhibit B to purchase the number of shares of Common Stock set forth opposite such Investor's name on Exhibit A or, if so indicated on the signature page of this Agreement, in the name of a nominee designated by such Investor.

                  (b) The Company's obligation to issue the Shares and the Warrants to the Investors shall be subject to the following conditions, any one or more of which may be waived by the Company: (1) receipt by the Company of a wire transfer of funds to an account designated by the Company in the full amount of the purchase price for all of the Shares and Warrants being purchased hereunder as set forth on Exhibit A; and (2) the accuracy of the representations and warranties made by the Investors and the satisfaction of the undertakings of the Investors to be fulfilled prior to the Closing.

                  (c) The Investors' obligations to purchase the Shares and the Warrants shall be subject to the following conditions, any one or more of which may be waived by any Investor hereunder as to itself only: (1) the Company having authorized, unissued and unreserved shares sufficient to permit issuance of all of the Shares proposed to be sold hereunder; (2) the representations and warranties of the Company set forth herein shall be true, correct and complete as of the Closing Date in all respects (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true, correct and complete as of such date); (3) performance and compliance by the Company with all covenants, agreements obligations and conditions required to be performed on or before the date hereof; (4) the execution of the Consent and Waiver, in the form attached hereto as Exhibit C (the "Consent and Waiver") providing for, among other things, the consent and waiver of certain rights and obligations, by the Company and the parties thereto; (5) the execution of the individual Voting Agreements in the form attached hereto as Exhibit D-1 by and between the Company and certain of the Investors (collectively, the "Voting Agreements") or Amendment No. 1 to Voting Agreement in the form attached hereto as Exhibit D-2 by and between and certain of the Investors (collectively, the "Amended Voting Agreements"); (6) the Investors shall have received such documents as the Investors shall reasonably have requested, including, a standard opinion of Company counsel as to the matters set forth in the form attached as Exhibit E hereto and as to exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), of the sale of the Shares and the Warrants; (7) the Company shall have caused the Certificate of Powers, Designations, Preferences and Rights of the Series D Preferred Stock in the form attached hereto as Exhibit F (the "Certificate of Designations") to be duly adopted and approved by the Company's Board of Directors (the "Board of Directors") and to be duly filed with the Secretary of State of the State of Delaware (and the Investors shall have received written confirmation of the same certified by the Secretary of State of the State of Delaware); and (8) the Company and Silicon Valley Bank ("SVB") shall have executed all necessary amendments, waivers and/or consents relating to certain loan documents and related documentation between the Company and SVB evidencing SVB's consent and approval of the transactions contemplated hereby (such amendments, waivers and/or consents are collectively as the "SVB Documents"), all in form and substance acceptable to the Investors and the Investors shall have received copies of all executed SVB Documents. The Warrants, the Consent and Waiver, the Voting Agreements, the Amended Voting Agreements and the SVB Documents shall collectively be referred to herein as the "Ancillary Agreements."

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                     Securities Purchase Agreement - Page 3

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as disclosed by the Company in a written Disclosure Schedule provided by the Company to the Investors (the "Disclosure Schedule"), the Company hereby represents, warrants and covenants to the Investors, as follows:

         2.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities
Act) has all requisite corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), since June 30, 2004 through the date hereof, including, without limitation, its most recent report on Form 10-K (the "Exchange Act Documents") and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the condition (financial or otherwise), results of operations, business or business prospects, properties or operations of the Company and its Subsidiaries, considered as one enterprise (a "Material Adverse Effect"), and no proceeding to which the Company or any Subsidiary is a party has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

         2.2 Due Authorization and Valid Issuance. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Ancillary Agreements, and this Agreement and the Ancillary Agreements have been duly authorized and validly executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Shares and the Warrants being purchased by the Investors hereunder will, and the and the Preferred Conversion Shares and the Warrant Shares, upon issuance and payment therefor pursuant to the terms hereof or thereof, as applicable, be duly authorized, validly issued, fully-paid and nonassessable.

         2.3 Non-Contravention. Except as set forth on Schedule 2.3, the execution and delivery of this Agreement and the Ancillary Agreements, the issuance and sale of the Shares under this Agreement, the issuance of the Preferred Conversion Shares upon conversion of the Share, the issuance of the Warrants, the issuance of the Warrant Shares upon exercise of the Warrants, the fulfillment of the terms of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby do not and will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their

                     Securities Purchase Agreement - Page 4

respective properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the material property or assets of the Company or any Subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body or any other person is required for the execution and delivery of this Agreement or the Ancillary Agreements by the Company, the valid issuance and sale of the Shares to be sold pursuant to this Agreement, the issuance of the Preferred Conversion Shares upon conversion of the Shares, the issuance of the Warrants to be sold pursuant to this Agreement, the issuance of the Warrant Shares upon exercise of the Warrants and the performance by the Company of its other obligations hereunder and thereunder, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

         2.4 Capitalization. The capitalization of the Company as of January 31, 2006 is as set forth on Schedule 2.4, increased as set forth in the next sentence. The Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the Exchange Act Documents, or (ii) outstanding warrants, options or other securities disclosed in the Exchange Act Documents. The Company has authorized, unissued, unreserved and undesignated shares of preferred stock sufficient to sell all Shares proposed to be issued under this Agreement. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of the Series D Preferred Stock are as set forth in the Certificate of Designations, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. The Shares to be sold pursuant to this Agreement, the Preferred Conversion Shares to be issued upon conversion of the Shares, the Warrants and the Warrant Shares to be issued upon exercise of the Warrants have all been duly authorized, and when issued and paid for in accordance with the terms of this Agreement or upon conversion of the Shares or upon exercise of the Warrants, as applicable, will be duly and validly issued, fully paid and nonassessable. The Shares and the Warrants shall represent approximately 8.4% of the outstanding capital stock of the Company immediately following the Closing (calculated on a fully diluted basis). The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Exchange Act Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Except as set forth on Schedule 2.4, without limiting the foregoing and except as provided herein, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Shares or the Warrants or the issuance and sale thereof or the issuance of the Preferred Conversion Shares upon conversion of the Shares or the Warrant Shares upon exercise of the Warrants. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Shares and the Warrants. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable

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                     Securities Purchase Agreement - Page 5

interest, other than as described in the Exchange Act Documents. Except as disclosed in the Exchange Act Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

         2.5 Legal Proceedings; Disagreements with Advisors. Except as set forth on Schedule 2.5, there is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is not disclosed in the Exchange Act Documents. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

         2.6 No Violations. Neither the Company nor any Subsidiary is in violation of (i) its charter, bylaws, or other organizational document; (ii) in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect; or (iii) is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound, which would be reasonably likely to have a Material Adverse Effect.

         2.7 Governmental Permits, Etc. With the exception of the matters which are dealt with separately in Sections 2.1, 2.12, 2.13, and 2.14, each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the Exchange Act Documents except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

         2.8 Intellectual Property. Except as specifically disclosed in the Exchange Act Documents or on Schedule 2.8, (i) each of the Company and its Subsidiaries owns or possesses sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") described or referred to in the Exchange Act Documents as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted as described in the Exchange Act Documents, except where the failure to currently own or possess would not have a Material Adverse Effect, (ii) neither the Company nor any of its Subsidiaries is infringing, or has received any notice of, or has any knowledge of, any asserted infringement by the Company or any of its Subsidiaries of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect and (iii) neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company or of any Subsidiary that, individually or in the aggregate, would have a Material Adverse Effect. Except as specifically disclosed in the Exchange Act Documents, all software applications and portions of applications, including, without limitation, interfaces, functions, and class definitions included in whole or in part in any Company Software are either: (i) owned by the Company,
(ii) currently in the public domain or otherwise available for use, modification and distribution by the Company without a license from or the approval or consent of any third party, or (iii) licensed or otherwise used by the Company

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                     Securities Purchase Agreement - Page 6

pursuant to the terms of valid, binding written agreements ("Software Contract"). Except as specifically disclosed in the Exchange Act Documents, no Software Contract creates, or purports to create, obligations or immunities with respect to any intellectual property rights of the Company enforceable in any jurisdiction of the world, including but not limited to, obligations requiring the disclosure or distribution of all or a portion of the source code for any Company Software. For purposes of this Agreement, "Company Software" means any and all computer programs or portions thereof owned, licensed, distributed, copied, modified, displayed, sublicensed or otherwise used by the Company in connection with the operation of its business as now conducted or as now proposed to be conducted as described in the Exchange Act Documents.

         2.9 Financial Statements; Solvency; Obligations to Related Parties.

                  (a) The financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly, in accordance with U.S. generally accepted accounting principles ("GAAP"), the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified consistent with the books and records of the Company and its Subsidiaries except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which are not expected to be material in amount except as otherwise described in the Exchange Act Documents. Such financial statements (including the related notes) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods therein specified, except as may be disclosed in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the Securities and Exchange Commission (the "SEC") on Form 10-Q under the Exchange Act and except as disclosed in the Exchange Act Documents. The other financial information contained in the Exchange Act Documents has been prepared on a basis consistent with the financial statements of the Company.

                  (b) The (i) fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing liabilities and other obligations as such matures or is otherwise payable; (ii) Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted taking into account the current and projected capital requirements of the business conducted by the Company and projected capital availability; and (iii) current cash flow of the Company, together with the proceeds the Company would receive upon liquidation of its assets, after taking into account all anticipated uses of such amounts, would be sufficient to pay all such liabilities and obligations when such is required to be paid. The Company does not intend to incur liabilities and other obligations beyond its ability to pay such as they mature or are required to be paid. The Company has no knowledge of any facts or circumstances which lead it to believe that it will be required to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction, and has no present intention to so file.

                  (c) Except as set forth in any Exchange Act Documents, there are no obligations of the Company to officers, directors, stockholders or employees of the Company other than:

                           (i) for payment of salary for services rendered and
for bonus payments;

                           (ii) reimbursements for reasonable expenses incurred
on behalf of the Company;

                           (iii) for other standard employee benefits made
generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors);

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                     Securities Purchase Agreement - Page 7

                           (iv) obligations listed in Company's financial
statements; and

                           (v) under applicable laws.

                  (d) Except as described above or in any Exchange Act Filings,
(i) none of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to the Company, individually or in the aggregate, in excess of $60,000; and (ii) none of the officers, directors or, to the best of the Company's knowledge, key employees have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company. Except as described above, no officer, director, or any member of their immediate families, is, directly or indirectly, interested in any material contract with Company and no agreements, understandings or proposed transactions are contemplated between the Company and any such person. Except as set forth in any Exchange Act Documents, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         2.10 No Material Adverse Change. Except as disclosed in the Exchange Act Documents or on Schedule 2.10, since March 31, 2004, there has not been (i) any material adverse change in the financial condition or results of operations of the Company and its Subsidiaries considered as one enterprise, (ii) any material adverse event affecting the Company or its Subsidiaries, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business or with respect to the transactions contemplated by this Agreement, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (v) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a Material Adverse Effect.

         2.11 Disclosure. The representations and warranties of the Company contained in this Article II as of the date hereof and as of the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company understands and confirms that the Investors will rely on the foregoing representations in effecting transactions in the securities of the Company.

         2.12 34 Act and OTCBB Compliance. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is quoted on The Nasdaq Stock Market, Inc.'s OTC Bulletin Board quotation service (the "OTCBB"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or removal from quotation of the Common Stock from the OTCBB, nor has the Company received any notification that the SEC, the OTCBB or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or quotation.

         2.13 Reporting Status. Except as set forth on Schedule 2.13, the Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. The following documents complied as to form in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to

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                     Securities Purchase Agreement - Page 8

state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading:

                  (a) all Forms 10-K, 10-Q, 8-K (including any and all amendments thereto) and all Definitive Proxy Statements on Schedule 14A and additional Definitive Proxy Materials filed with the SEC since June 30, 2004; and

                  (b) all other documents, if any, filed by the Company with the SEC since June 30, 2004.

         2.14 Issuance and Quotation. The Company shall comply with all requirements of the NASD and the SEC with respect to the issuance of the Shares and the OTCBB with respect to the quotation of the Shares on the OTCBB.

         2.15 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

         2.16 Company Not an "Investment Company". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and immediately after receipt of payment for the Shares and the Warrants will not be, an "investment company" within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

         2.17 Foreign Corrupt Practices; Embargoed Person.

                  (a) Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, corruptly used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose to the extent required by law any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  (b) None of the funds or other assets of the Company constitute or shall constitute property of, or shall be beneficially owned, directly or indirectly, by any person with whom U.S. persons are restricted from engaging in financial or other transactions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. ss. 1701 ET SEQ., The Trading with the Enemy Act, 50 U.S.C. App. 1 ET SEQ., and any executive orders or regulations promulgated under any such United States laws (each, an "Embargoed Person"), with the result that the investments evidenced by the Shares are or would be in violation of law and (i) no Embargoed Person has or shall have any interest of any nature whatsoever in the Company with the result that the investments evidenced by the Shares are or would be in violation of law; and (ii) none of the funds of the Company are or shall be derived from any unlawful activity with the result that the investments evidenced by the Shares are or would be in violation of law; provided, that with respect to the covenants contained in this Section 2.17(b), the Company may assume that the Investors are not

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                     Securities Purchase Agreement - Page 9

Embargoed Persons. The Company certifies that, to the Company's knowledge, the Company has not been designated, and is not owned or controlled, by an Embargoed Person.

         2.18 Accountants. To the Company's knowledge, the Company's auditors (both KPMG LLP and Vitale, Caturano & Company, Ltd.), who the Company expect will express their respective opinions with respect to the financial statements to be incorporated by reference from the Company's Annual Report on Form 10-K for the year ended June 30, 2004, 2005 or 2006, as applicable, into the Registration Statement (as defined below) and the prospectus which forms a part thereof, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder and are registered with the Public Company Accounting Oversight Board.

         2.19 Contracts. The contracts filed as exhibits to the Exchange Act Documents are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect. The Company has filed with the SEC all contracts and agreements required to be filed by the Exchange Act.

         2.20 Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns due to be filed as of the date hereof and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

         2.21 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

         2.22 Private Offering. Assuming the correctness of the representations and warranties of the Investors set forth in Article V hereof, the offer and sale of Shares and Warrants hereunder is exempt from registration under the Securities Act. The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares and the Warrants as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares and/or the Warrants by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act). The Company has offered the Shares and the Warrants for sale only to the Investors and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

         2.23 Controls and Procedures. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company has established and maintains an effective system of internal control over financial reporting (as such term is defined in the Exchange Act ) regarding the reliability of financial reporting and preparation of financial statements for external purposes in accordance with GAAP and includes policies and procedures that (i) pertain to maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the issuer; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the issuer are being made only in accordance with authorizations of management and directors of the issuer; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the issuer's assets that could have a

                     Securities Purchase Agreement - Page 10

Material Adverse Effect on the financial statements. Except as set forth in the Exchange Act Documents, the Company has established and maintains disclosure controls and procedures (as defined in Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Act is accumulated and communicated to the Company's management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures and presented in the applicable Exchange Act Documents their conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the periods covered by such Exchange Act Documents based on such evaluation. Since the last such evaluation date, there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting, and no significant deficiencies or material weaknesses in internal controls over financial reporting, or other factors that could significantly affect the Company's internal control over financial reporting, have been identified.

                                   ARTICLE III

                      AFFIRMATIVE COVENANTS OF THE COMPANY

         The Company hereby covenants (i) with respect to Section 3.3, with all of the Investors for so long as such Investors beneficially own any Shares and/or Conversion Shares, (ii) with respect to Section 3.1, with each of (1) Greenway (as defined in Exhibit A) for so long as Greenway owns at least 50% of the Shares initially purchased by it hereunder and (2) those Investors who, after the issuance and sale of the Shares and the Warrants pursuant to this Agreement, will beneficially own at least 20% of the Common Stock (calculated on a fully-diluted basis) (the "20% Investors") for so long as such Investors beneficially own at least 20% of the Common Stock (calculated on a fully-diluted basis); (iii) in addition to and not in lieu of the foregoing (it being understood that immediately following the Closing, M/C Venture Partners (as defined in Exhibit A) shall also qualify as a 20% Investor), with respect to Sections 3.1-3.2 and Sections 3.4-3.7, M/C Venture Partners for so long as M/C Venture Partners owns at least 50% of the Shares initially purchased by it hereunder, as follows:

         3.1 Right of First Refusal.

                  (a) Right of First Refusal. The Company shall not issue, sell or exchange, agree or obligate itself to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, in a transaction not involving a public offering, any (i) shares of Common Stock, (ii) any other equity security of the Company, including without limitation, preferred shares, (iii) any debt security of the Company (other than debt with no equity feature) including without limitation, any debt security which by its terms is convertible into or exchangeable for any equity security of the Company, (iv) any security of the Company that is a combination of debt and equity, or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or any such debt security of the Company, unless in each case the Company shall have first offered to sell such securities (the "Offered Securities") to the 20% Investors and each other person or entity that has such a right (including, without limitation, Greenway for as long as Greenway meets the requirements set forth in clause (ii)(1) of the first paragraph of this
Article III) (each an "Offeree" and collectively, the "Offerees") as follows:
Each Offeree shall have the right to purchase (x) that portion of the Offered Securities as the number of shares of Common Stock then held (including shares then issuable upon the exercise or conversion of outstanding securities)

                     Securities Purchase Agreement - Page 11

by such Offeree bears to the total number of shares of issued and outstanding Common Stock of the Company calculated on a fully diluted basis to include (i) the total number of shares of Common Stock subject to outstanding awards granted under stock plans of the Company and (ii) the total number of shares that could be issued upon the exercise or conversion of outstanding securities (the "Basic Amount"), and (y) such additional portion of the Offered Securities as such Offeree shall indicate it will purchase should the other Offerees subscribe for less than their Basic Amounts (the "Undersubscription Amount"), at a price and on such other terms as shall have been specified by the Company in writing delivered to such Offeree (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of twenty (20) days from receipt of the offer.

                  (b) Notice of Acceptance. Notice of each Offeree's intention to accept, in whole or in part, any Offer made shall be evidenced by a writing signed by such Offeree and delivered to the Company prior to the end of the 20-day period of such offer, setting forth such of the Offeree's Basic Amount as such Offeree elects to purchase and, if such Offeree shall elect to purchase all of its Basic Amount, such Undersubscription Amount as such Offeree shall elect to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Offerees are less than the total Offered Securities, then each Offeree who has set forth Undersubscription Amounts in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, all Undersubscription Amounts it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for exceed the difference between the Offered Securities and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Offeree who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Offeree bears to the total Undersubscription Amounts subscribed for by all Offerees, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

                  (c) Conditions to Acceptances and Purchase.

                           (i) Permitted Sales of Refused Securities. In the
event that Notices of Acceptance are not given by the Offerees in respect of all the Offered Securities, the Company shall have ninety (90) days from the expiration of the period set forth above to close the sale of all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Offerees (the "Refused Securities") to the Person or Persons specified in the Offer, but only for cash and otherwise in all respects upon terms and conditions, including, without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other person or persons or less favorable to the Company than those set forth in the Offer.

                           (ii) Reduction in Amount of Offered Securities. In
the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified above), then each Offeree may, at its sole option and in its sole discretion, reduce the number of, or other units of the Offered Securities specified in its respective Notices of Acceptance to an amount which shall be not less than the amount of the Offered Securities which the Offeree elected to purchase pursuant to (b) above multiplied by a fraction, (i) the numerator of which shall be the amount of Offered Securities which the Company actually proposes to sell, and (ii) the denominator of which shall be the amount of all Offered Securities the Company proposed to sell in its writing delivered pursuant to Section 3.1(a) above. In the event that any Offeree so elects to reduce the number or amount of Offered Securities specified in its respective Notices of Acceptance, the Company may not sell or otherwise dispose of more than the reduced amount of the Offered Securities until such securities have again been offered to the Offerees in accordance with Section 3.1(a).

                     Securities Purchase Agreement - Page 12

                           (iii) Closing. Upon the closing, which shall include
full payment to the Company, of the sale to such other person or persons of all or less than all the Refused Securities, the Offerees shall purchase from the Company, and the Company shall sell to the Offerees, the number of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to
Section 3.1(b) above if the Offerees have so elected, upon the terms and conditions specified in the Offer. The purchase by the Offerees of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Offerees of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Company and the Offerees and their respective counsel.

                  (d) Further Sale. In each case, any Offered Securities not purchased by the Offerees or other person or persons in accordance with Section 3.1(c)(iii) above may not be sold or otherwise disposed of until they are again offered to the Offerees under the procedures specified in Section
3.1(c)(i)-(iii) above.

                  (e) Exceptions. The rights of the Investors under this Section
3.1 shall not apply to:

                           (i) Common Stock issued as a stock dividend to
holders of Common Stock or upon any subdivision or combination of shares of Common Stock,

                           (ii) any capital stock or derivative thereof granted
to an employee, director or consultant under a stock plan approved by the Board of Directors and the Company's stockholders,

                           (iii) any securities issued as consideration for the
acquisition of another entity by the Company by merger or share exchange (whereby the Company owns no less than 51% of the voting power of the surviving entity) or purchase of substantially all of such entity's stock or assets, if such acquisition is approved by the Board of Directors,

                           (iv) any securities issued in connection with a
strategic partnership, joint venture or other similar agreement, provided that the purpose of such arrangement is not primarily the raising of capital and that such arrangement is approved unanimously by the Board of Directors,

                           (v) any securities issued to a financial institution
in connection with a bank loan or lease with such financial institution provided that such is approved unanimously by the Board of Directors;

                           (vi) securities issuable upon the exercise or
conversion of securities outstanding on the Closing Date;

                           (vii) the Shares, the Warrants, the Preferred
Conversion Shares issued upon conversion of the Shares and the Warrant Shares issued upon the exercise of the Warrants; and

                           (viii) the Additional Warrants (as defined below) and
the shares of Common Stock issued or issuable upon the exercise of the Additional Warrants.

                  (f) Additional Greenway Rights with Respect to the Future Financing Transaction.

                           (i) Notwithstanding anything to the contrary set
forth in Section 3.1(a), and subject to the provisions of this Section 3.1(f), with respect to the Future Financing Transaction (as defined in Section 3.6(b)) only, Greenway's Basic Amount of the Offered Securities proposed to be issued in such Future Financing Transaction shall be equal to the lesser of (x) 20% of such Offered

                     Securities Purchase Agreement - Page 13

Securities or (y) $3 million of such Offered Securities. All other provisions of this Section 3.1 shall apply to Greenway in connection with such Future Financing Transaction. For the avoidance of doubt, (1) the calculation of Greenway's Basic Amount pursuant to this Section 3.1(f) shall apply to the Future Financing Transaction only and shall not apply in connection with any other proposed issuance of Offered Securities (and the calculation of Greenway's Basic Amount of such other Offered Securities shall be made in accordance with
Section 3.1(a)); and (2) the provisions of this Section 3.1(f) shall be null and void and without any further force or effect from and after the consummation of such Future Financing Transaction.

                           (ii) The Company hereby represents and warrants to
Greenway that, based on the facts known to the Company as of the date hereof, the rights granted to Greenway in Section 3.1(f)(i), if exercised on the date hereof, would not conflict with or violate any contract, agreement or instrument to which the Company is a party or by which it may be bound. So long as Greenway retains the rights provided in Section 3(f)(i), (1) the Company shall not enter into or amend any contract, agreement or instrument that would conflict with or limit in any manner the rights granted to Greenway pursuant to this Section 3.1(f); and (2) in the event that the terms of any contract, agreement or instrument existing on the date of this Agreement to which the Company is a party or by which it is bound conflicts with or would limit in any manner the rights granted to Greenway under Section 3.1(f)(i), the Company shall use its commercially reasonable efforts to obtain an amendment or waiver of the provisions of such other contract, agreement or instrument to the extent necessary to permit Greenway to fully exercise its rights under this Section 3.1(f)(i). If the Company fails to obtain any such amendments or waivers, then Greenway's Basic Amount (as calculated in accordance with Section 3.1(f)(i)) of the Offered Securities in the Future Financing Transaction shall be limited to the extent, but only to the extent, that the rights granted to Greenway under
Section 3.1(f)(i) do not conflict with the terms of such other contract, agreement or instrument; provided, however, that no such limitation shall affect Greenway's right to invest up to its Basic Amount (calculated without regard to Section 3.1(f)(i)).

         3.2 Restated Charter; Further Assurances. The Company hereby agrees to seek stockholder approval at the Annual Meeting (as defined below) to amend and restate its certificate of incorporation (the "Restated Charter") to implement any and all terms of the transactions contemplated by this Agreement, including, without limitation, (i) eliminating all authorized shares of Series B Preferred Stock, par value $1.00 per share, and Series C Preferred Stock, par value $1.00 per share, of the Company, (ii) to increase the amount of authorized but unissued capital and Common Stock to 250,000,000 or such other number as is recommended or approved by the Board of Directors including the directors designated by M/C Venture Partners, (iii) to increase the amount of authorized but unissued and undesignated shares of preferred stock to 30,000,000 or such other number as is recommended or approved by the Board of Directors including the directors designated by M/C Venture Partners, and (iv) to incorporate the powers, designations, preferences and rights of the Series D Preferred Stock as the same that are set forth in the Certificate of Designations. In connection with the foregoing, the Company shall (i) take all further actions, execute all further documents and perform all further things necessary to give effect to the provisions of this Agreement and (ii) consult with and keep informed, and shall cause the appropriate officers, directors and legal counsel to consult with and keep informed, legal counsel to the Investors (including, without limitation, legal counsel to M/C Venture Partners).

         3.3 Registration of the Conversion Shares; Compliance with the Securities Act.

                  (a) Registration Procedures and Other Matters. The Company shall:

                           (i) subject to receipt of necessary information from
the Investors after prompt request from the Company to the Investors to provide such information, prepare and file with the

                     Securities Purchase Agreement - Page 14

SEC as promptly as possible after the Closing and in no event later than 45 days after the Closing (the "Target Date"; the earlier of the date such registration statement is actually filed with the SEC and the Target Date is the "Filing Date"), a registration statement on Form S-3, Form S-2, or Form S-1 (the "Registration Statement") to enable the resale of the Conversion Shares by the Investors from time to time through any quotation system on which the Common Stock is quoted or listed, if applicable, or in privately-negotiated transactions (as used in this Section 3.3 and in Section 3.7 only, the term "Conversion Shares" shall include any securities into which the Conversion Shares are reclassified after the date hereof);

                           (ii) use its best efforts, subject to receipt of
necessary information from the Investors after prompt request from the Company to the Investors to provide such information (provided that failure on the part of one Investor shall not relieve the Company from its obligation to use best efforts with respect to complying Investors), to cause the Registration Statement to become effective on or before the date that is the earliest of (1) in the event of no review by the staff of the SEC (the "Staff"), within 5 days of being informed by the Staff that the Staff has decided not to review the Registration Statement, but in no event later than 30 days after the Filing Date, (2) in the event of a review by the Staff, within 5 days of being informed by the Staff that the Staff have no further comments on such Registration Statement, but in no event later than 90 days after the Closing Date (the earliest of (1) and (2) thereof, the "Required Effective Date" and the date the Registration Statement is initially declared effective by the SEC, the "Effective Date"), such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC in such period any financial statements that are required to be filed prior to the effectiveness of such Registration Statement; and, in the event that the filing referred to in Section 3.3(a)(i) above is on a form other than Form S-3, the Company shall use its best efforts, subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information (provided that failure on the part of one Investor shall not relieve the Company from its obligation to use best efforts with respect to complying Investors), to prepare and file with the SEC, within 10 days after the Company first becomes eligible to file a registration statement on Form S-3, a registration statement on Form S-3 (the "S-3 Registration Statement") to enable the resale of the Conversion Shares by the Investors from time to time through any quotation system on which the Common Stock is quoted or listed or in privately-negotiated transactions; and to use its best efforts to cause the S-3 Registration Statement to become effective as soon as practicable thereafter, such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC as promptly as practicable any financial statements that are required to be filed prior to the effectiveness of such S-3 Registration Statement (the term "Registration Statement" shall mean the S-1 or S-2 Registration Statement until the S-3 Registration Statement is declared effective by the SEC, after which time it shall mean the S-3 Registration Statement);

                           (iii) use its best efforts to prepare and file with
the SEC such amendments and supplements to the Registration Statement and the Prospectus (as used herein, the term "Prospectus" shall mean (1) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Conversion Shares covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and
(2) any "free writing prospectus" as defined in Rule 163 under the Securities
Act) used in connection therewith as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Investor's Conversion Shares purchased hereunder, the earlier of (x) the date on which such Investor may sell all Conversion Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act and (y) such time as all Conversion Shares held by such Investor have been sold pursuant to a registration statement;

                     Securities Purchase Agreement - Page 15

                           (iv) comply with Rule 172 of the Securities Act and
(x) advise the Investors promptly of any failure by the Company to satisfy the conditions of such Rule 172 and (y) promptly furnish to the Investors with respect to the Conversion Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investors may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Conversion Shares by the Investors;

                           (v) file documents required of the Company for blue
sky clearance in states specified in writing by any Investor and use its best efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 3.3(a)(iii); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                           (vi) bear all expenses in connection with the
procedures in paragraph (i) through (v), (viii) and the last paragraph of this
Section 3.3(a) and the registration of the Conversion Shares pursuant to the Registration Statement;

                           (vii) advise the Investors, promptly after it shall
receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

                           (viii) provide a "Plan of Distribution" section of
the Registration Statement substantially in the form attached hereto as Exhibit H hereto (subject to the comments of the SEC).

         Notwithstanding anything to the contrary herein, the Registration Statement shall cover only the Conversion Shares and any other securities with respect to which the Company has registration obligations as of the date hereof. In no event at any time before the Registration Statement becomes effective with respect to the Conversion Shares shall the Company publicly announce or file any other registration statement, other than registrations on Form S-8, without the prior written of a majority-in-interest of the Shares to be purchased by the Investors hereunder (the "Majority Investors' Consent").

         The Company understands that the Investors disclaim being underwriters, but any Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder; provided, however that if the Company receives notification from the SEC that an Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (x) the 90th day after such SEC notification, or (y) 120 days after the initial filing of the Registration Statement with the SEC.

         Within three business days of the Effective Date, the Company shall advise its transfer agent that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by an Investor and confirmation by such Investor that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the registration statement has been suspended; provided, however, in the event the Company's transfer agent requires an opinion of counsel to the Company for an such reissuance, within

                     Securities Purchase Agreement - Page 16

three business days of any such request for an opinion by the transfer agent, the Company shall cause its counsel to issue a blanket opinion to the transfer agent stating the foregoing.

                  (b) Transfer of Conversion Shares After Registration; Suspension.

                           (i) Each Investor, severally and not jointly, agrees
that it will not effect any disposition of the Conversion Shares or its right to purchase the Conversion Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 3.3(a) and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

                           (ii) Except in the event that paragraph (iii) below
applies, the Company shall (x) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (y) provide the Investors copies of any documents filed pursuant to Section 3.3(b)(ii)(x); and (z) inform each Investor that the Company has complied with its obligations in Section 3.3(b)(ii)(x) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 3.3(b)(ii)(x) hereof when the amendment has become effective).

                           (iii) Subject to paragraph (iv) below, in the event
(w) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (x) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (y) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Conversion Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (z) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a notice in writing to each Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Conversion Shares pursuant to the Registration Statement (a "Suspension") until the Investor is advised in writing by the Company that the Suspension is no longer effective. In the event of any Suspension, the Company will use its best efforts to cause the Suspension to be terminated as soon as reasonably practicable within 20 business days after the delivery of a Suspension Notice to the Investors. In addition to and without limiting any other remedies (including,

                     Securities Purchase Agreement - Page 17

without limitation, at law or at equity) available to the Investors, each Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 3.3(b)(iii).

                           (iv) Notwithstanding the foregoing paragraphs of this
Section 3.3(b), the Investors shall not be prohibited from selling Conversion Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 30 days each in any twelve month period, unless, in the good faith judgment of the Company's Board of Directors, upon the advice of counsel, the sale of Conversion Shares under the Registration Statement in reliance on this Section 3.3(b)(iv) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company.

                           (v) Provided that a Suspension is not then in effect,
any Investor may sell Conversion Shares under the Registration Statement upon compliance with its obligations under this Section 3.3.

                           (vi) In the event of a sale of Conversion Shares by
an Investor pursuant to the Registration Statement, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit G, so that the Conversion Shares may be properly transferred.

                  (c) Indemnification. For the purpose of this Section 3.3(c):

                           (x) the term "Selling Stockholder" shall include each
Investor and any affiliate of such Investor;

                           (y) the term "Registration Statement" shall include
the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
Section 3.3(a); and

                           (z) the term "untrue statement" shall include any
untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (i) The Company agrees to indemnify and hold harmless
each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (x) any breach of the representations or warranties of the Company contained in this Section 3.3 or failure to comply with the covenants and agreements of the Company contained in this Section 3.3, (y) any untrue statement of a material fact contained in the Registration Statement as amended at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(z) any failure by the Company to fulfill any undertaking included in the Registration Statement as amended at the time of effectiveness, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to

                     Securities Purchase Agreement - Page 18

the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Section 3.3(b) hereof respecting sale of the Conversion Shares or, in the event the Company has advised the Investors in writing that the Company does not meet the conditions for using Rule 172 of the Securities Act and has provided the Investors with a copy of a current Prospectus, any statement or omission in any earlier Prospectus that is corrected in the Prospectus so delivered to the Investors and delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder. The Company shall reimburse each Selling Stockholder for the amounts provided for herein on demand as such expenses are incurred.

                           (ii) Each Investor, severally but not jointly, agrees
to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (x) any failure to comply with the covenants and agreements contained in Section 3.3(b) hereof respecting sale of the Conversion Shares, or (y) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Investor specifically for use in preparation of the Registration Statement, and such Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that such Investor's obligation to indemnify the Company shall be limited to the net amount received by such Investor from the sale of the Conversion Shares giving rise to such obligation.

                           (iii) Promptly after receipt by any indemnified
person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this
Section 3.3(c), such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 3.3(c) (except to the extent that such omission materially and adversely affects the indemnifying person's ability to defend such action) or from any liability otherwise than under this Section 3.3(c). Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the reasonable expense of such indemnifying person; provided, however, that no

                     Securities Purchase Agreement - Page 19

indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                           (iv) If the indemnification provided for in this
Section 3.3(c) is unavailable to or insufficient to hold harmless an indemnified person under subsection (i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the applicable Investor, as well as any other Selling Shareholders under such registration statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor or other Selling Shareholder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and each Investor, severally but not jointly, agree that it would not be just and equitable if contribution pursuant to this subsection (iv) were determined by pro rata allocation (even if the Investor and other Selling Shareholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (iv). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (iv), each Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by such Investor from the sale of the Conversion Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Investor's obligations in this subsection to contribute shall be in proportion to its sale of Conversion Shares to which such loss relates and shall not be joint with any other Selling Shareholders.

                           (v) The parties to this Agreement hereby acknowledge
that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 3.3(c), and are fully informed regarding said provisions. They further acknowledge that the provisions of this
Section 3.3(c) fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 3.3(c), and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 3.3(c) and further agree not to attempt to assert any such defense.

                     Securities Purchase Agreement - Page 20

                  (d) Delayed Effectiveness. The Company and each Investor, severally but not jointly, agree that such Investor will suffer damages if the Company fails to fulfill its obligations pursuant to Sections 3.3(a) and 3.3(b) hereof and that it would not be possible to ascertain the extent of such damages with precision. Accordingly, the Company hereby agrees to liquidated damages ("Liquidated Damages") to each Investor under the following circumstances: (i) if the Registration Statement is not filed on or before the Target Date (such an event, a "Filing Default"); (ii) if the Registration Statement is not declared effective by the SEC on or prior to Required Effective Date (the "Effectiveness Deadline") (such an event, an "Effectiveness Default"); or (iii) if the Registration Statement (after its effectiveness date) ceases to be effective and available to such Investor for any continuous period that exceeds 30 days or for one or more periods that exceed in the aggregate 60 days in any 12-month period (such an event, a "Suspension Default" and together with a Filing Default and an Effectiveness Default, a "Registration Default"). In the event of a Registration Default, the Company shall as Liquidated Damages pay to such Investor, for each 30-day period of a Registration Default, an amount in cash equal to 1% of the aggregate purchase price paid by the Investor pursuant to this Agreement; provided that in no event shall the aggregate amount of cash to be paid as Liquidated Damages pursuant to this Section 3.3(d) exceed 9% of the aggregate purchase price paid by such Investor. The Company shall pay the Liquidated Damages as follows: (i) in connection with a Filing Default, on the business day following the Filing Default, and each 30th day thereafter until the Registration Statement has been filed with the SEC; (ii) in connection with an Effectiveness Default, on the business day following the Effectiveness Deadline, and each 30th day thereafter until the Registration Statement is declared effective by the SEC; or (ii) in connection with a Suspension Default, on either
(x) the 31st consecutive day of any Suspension or (y) the 61st day (in the aggregate) of any Suspensions in any 12-month period, and each 30th day thereafter until the Suspension is terminated in accordance with Section 3.3(b). Notwithstanding the foregoing, all periods shall be tolled during delays directly caused by the action or inaction of any Investor, and the Company shall have no liability to any Investor in respect of any such delay. The Liquidated Damages payable herein shall apply on a pro rata basis for any portion of a 30-day period of a Registration Default.

                  (e) Termination of Conditions and Obligations. The conditions precedent imposed by Section 5.5 or this Section 3.3 upon the transferability of the Conversion Shares shall cease and terminate as to any particular number of the Conversion Shares when such Conversion Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Conversion Shares, at the time such Conversion Shares are eligible for sale pursuant to Rule 144(k) (and the Investor provides the Company with such reasonable and appropriate customary representations as may be reasonably requested by the Company) or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                  (f) Information Available. So long as the Registration Statement is effective covering the resale of Conversion Shares owned by any Investor, the Company will furnish to such Investors, upon the reasonable request of an Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and upon the reasonable request of such Investor, the President or the Chief Financial Officer of the Company (or an appropriate designee thereof) will meet with such Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Conversion Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall

                     Securities Purchase Agreement - Page 21

not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

         3.4 Annual Meeting; Liquidated Damages.

                  (a) The Company shall, in accordance with applicable law and the Company's certificate of incorporation and by-laws, duly call, give notice of, convene and hold its annual meeting of the Company's stockholders (the "Annual Meeting") as soon as possible after the date hereof for, among other purposes, the purpose of considering the approval of the Restated Charter described in Section 3.2. In connection with the definitive proxy statement or information statement, as the case may be, for the Annual Meeting, the Company shall use its best efforts to obtain a unanimous recommendation of the Board of Directors for inclusion in such proxy statement, recommending that the Company's stockholders approve such amendment to the Company's certificate of incorporation. Furthermore, in connection with the preparation of such definitive proxy statement or information statement, as the case may be, and other matters relating to the Annual Meeting, the Company shall consult with and keep informed, and shall cause the appropriate officers, directors and legal counsel to consult with and keep informed, legal counsel to the Investors (including, without limitation, legal counsel to M/C Venture Partners).

                  (b) The Company shall file promptly (and not later than 25 days after the SEC has indicated to the Company that the SEC has no comments or no additional comments are forthcoming on the Company's preliminary proxy or information statement, as the case may be, relating to the Restated Charter and the Annual Meeting) the Restated Charter with the Secretary of State of the State of Delaware, and the Company shall deliver to the Investors a copy of the Restated Charter duly certified by the Secretary of State of the State of Delaware.

                  (c) The Company and each Investor, severally but not jointly, agree that such Investor will suffer damages if the Company fails to fulfill its obligations pursuant to Sections 1.3 and 3.4(b) hereof and that it would not be possible to ascertain the extent of such damages with precision. Accordingly, the Company hereby agrees to pay Liquidated Damages to each Investor under the following circumstances: (i) if the Company fails to deliver to the Investors the certificates evidencing the Shares and the Warrants being purchased by the Investors hereunder within three (3) business days after the date hereof (such an event, a "Delivery Default"); and (ii) if the Restated Charter is not filed with the Secretary of State of the State of Delaware within the time period set forth in Section 3.4(b) (such an event, a "Charter Filing Default" and together with a Delivery Default, a "Covenant Default"). In the event of a Covenant Default, the Company shall as Liquidated Damages pay to such Investor, for each 30-day period of a Covenant Default, an amount in cash equal to 1% of the aggregate purchase price paid by the Investor pursuant to this Agreement. The Company shall pay the Liquidated Damages as follows: (i) in connection with a Delivery Default, on the business day following the Delivery Default, and each 30th day thereafter until the certificates evidencing the Shares and the Warrants purchased by the Investors hereunder have been delivered to the Investors; and (ii) in connection with an Charter Filing Default, on the business day following the expiration of the 25-day period set forth in Section 3.4(b), and each 30th day thereafter until the Restated Charter is filed with the Secretary of State of the State of Delaware. Notwithstanding the foregoing, all periods shall be tolled during delays directly caused by the action or inaction of any Investor, and the Company shall have no liability to any Investor in respect of any such delay. The Liquidated Damages payable herein shall apply on a pro rata basis for any portion of a 30-day period of a Covenant Default.

                     Securities Purchase Agreement - Page 22

         3.5 Reservation of Shares of Common Stock. From and after the filing of the Restated Charter, the Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Shares and exercise of the Warrants and the Additional Warrants (if any), all Common Stock issuable from time to time upon such conversion and exercise. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Shares and/or exercise of the Warrants and the Additional Warrants (if any) without limitation of any remedies available to any Investor, the Company will forthwith take such corporate action (and shall use its best efforts to cause the Company's stockholders to take such action) as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company shall obtain any authorization, consent, approval or other action by, or make any filing with, any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Shares and exercise of the Warrants and the Additional Warrants (if any).

         3.6 Issuance of Additional Warrants.

                  (a) If in connection with a Future Financing Transaction, the conversion price per share of the Future Financing Security (as defined below) issued in such transaction is equal to or greater than the Series D Conversion Price (as defined in the Certificate of Designations or the Restated Charter, as the case may be), then the Company shall issue to each Investor (whether or not such Investor is participating in such Future Financing Transaction) a warrant (an "Additional Warrant") to purchase a number of shares of Common Stock equal to the difference (not to be less than zero) between (A) the number of shares of Common Stock issuable upon conversion of the Shares held by such Investor (calculated in accordance with the terms of the Certificate of Designations or the Restated Charter, as the case may be, immediately prior to the consummation of such Future Financing Transaction) and (B) assuming (i) such Investor purchased a number of Future Financing Securities issued in such transaction (including, without limitation, purchase price per share or unit paid by all other investors in such transaction) for an aggregate purchase price equal to the amount set forth opposite such Investor's name on Exhibit A under the heading "Purchase Price" and (ii) the Future Financing Securities purchased by such Investor in such transaction (calculated in accordance with clause (i) hereof) were converted into shares of Common Stock in accordance with their terms immediately after consummation of such transaction, the number of shares of Common Stock issuable upon such conversion of such shares of Future Financing Securities. The Additional Warrants shall be in form and substance substantially similar to the form of Warrant attached hereto as Exhibit B and shall have an initial exercise price of $0.01 per share of Common Stock. All Additional Warrants shall be issued and delivered to the Investors at the closing of such Future Financing Transaction. For the avoidance of doubt, the Investors acknowledge and agree that the Company shall have no obligation under this
Section 3.6 to issue Additional Warrants if a Future Financing Transaction is not consummated within the time period specified in the Certificate of Designations (i.e., 180 days after the date hereof). The Additional Warrants and the shares of Common Stock to be issued upon exercise of the Additional Warrants will all be duly authorized, and when issued in accordance with the terms hereof and upon exercise of the Additional Warrants, will be duly and validly issued, fully paid and nonassessable.

                  (b) For purposes hereof, the following terms shall have the following meanings:

                           (i) "Future Financing Transaction" shall mean any
financing (or series of related financings) of the Company (other than in connection the purchase and sale of the Shares and Warrants contemplated hereby) that closes within 180 days after the date hereof and involves the issuance of any securities or instruments (other than debt securities with no equity feature) of the Company in which the aggregate gross proceeds to the Company equals or exceeds $10 million.

                     Securities Purchase Agreement - Page 23

                           (ii) "Future Financing Security" shall mean the class
and type of any security, instrument or indebtedness (but not debt securities with no equity feature) of the Company issued to investors at the closing of a Future Financing Transaction (but excluding the conversion of the Shares and the issuance of the Additional Warrants).

         3.7 Removal of Legends. Upon the earlier of (i) registration of the Conversion Shares for sale pursuant to Section 3.3 or (ii) Rule 144(k) becoming available with respect to an Investor's Conversion Shares, the Company shall,
(A) deliver to the transfer agent for the Common Stock (the "Transfer Agent") irrevocable instructions that the Transfer Agent shall reissue a certificate representing shares of Common Stock without legends upon receipt by such Transfer Agent of the legended certificates for such shares, together with either (1) a customary representation by such Investor that Rule 144(k) of the Securities Act applies to the shares of Common Stock represented thereby or (2) the Certificate of Subsequent Sale in substantially the form of Exhibit G hereto, and (B) cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act. From and after the earlier of such dates, upon an Investor's written request, the Company shall promptly cause certificates evidencing such Investor's securities to be replaced with certificates which do not bear such restrictive legends, and Conversion Shares subsequently issued upon conversion of the Shares or the due exercise of the Warrants shall not bear such restrictive legends. When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Investor within three (3) business days of submission by that Investor of legended certificate(s) to the Transfer Agent as provided above (or to the Company, in the case of the Warrants), the Company shall be liable to such Investor for a penalty equal to 1% of the aggregate purchase price of the Conversion Shares evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such three (3) business day period that the unlegended certificates have not been so delivered; provided that in no event shall the aggregate amount of cash to be paid to such Investor pursuant to this Section
3.7 exceed 9% of such aggregate purchase price.

                                   ARTICLE IV

                        NEGATIVE COVENANTS OF THE COMPANY

         For so long as at least 2,500 Shares are issued and outstanding, the Company hereby covenants with (i) M/C Venture Partners that so long as M/C Venture Partners owns at least 50% of the Shares initially purchased by it hereunder and (ii) with respect to Sections 4.6 and 4.11, with all of the 20% Investors for so long as such Investors beneficially own at least 20% of the Common Stock (calculated on a fully diluted basis), in addition to any other vote required by law or the Company's certificate of incorporation, without the prior written consent of M/C Venture Partners, the Company will not:

         4.1 Change in Control; Sale of Assets; Merger. Enter into any transaction, or series of related transactions, constituting a Change of Control (or agree to enter into any such transaction or series of related transactions, or permit any Subsidiary to do so). For purposes of this Section 4.1, "Change of Control" shall mean the existence or occurrence of any of the following: (a) the sale, conveyance or disposition of all or substantially all of the assets of the Company; (b) the effectuation of a transaction or series or related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of (other than as a direct result of normal, uncoordinated trading activities in the Common Stock generally); (c) the consolidation, merger or other business combination of the Company with or into any other entity, immediately following which the prior stockholders of the Company fail to own, directly or indirectly, at least fifty percent (50%) of the voting equity of the

                     Securities Purchase Agreement - Page 24

surviving entity; and (d) a transaction or series of related transactions in which any person or group, other than the Investors and their affiliates, acquires more than fifty percent (50%) of the voting equity of the Company, provided, that the Company shall not be deemed to have violated this Section 4.1(d) in the event the Investors sell, convey or transfer more than 50% of the outstanding equity securities of the Company to an unaffiliated third party.

         4.2 Creation of Senior or Pari Passu Equity; Issuance of Equity Securities. Create or authorize the creation of any additional class or series of shares of stock (or any debt security which by its terms is convertible into or exchangeable for any equity security of the Company and any security which is a combination of debt and equity) unless the same ranks junior to the Common Stock as to dividends and the distribution of assets on the liquidation, dissolution or winding up of the Company; or issue, or agree to issue, any equity security (or any security convertible, exercisable or exchangeable for or into any equity security) of the Company other than securities set forth in
Section 3.1(e).

         4.3 Repurchases, Redemptions, Dividends. Purchase or redeem, or set aside any sums for the purchase or redemption of, or pay any dividend or make any distribution on, any shares of capital stock of the Company or permit any Subsidiary to do any of the foregoing, except for (1) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock; (2) redemption of the Shares as contemplated by the Certificate of Designations and/or the Company's certificate of incorporation;
(3) the dividends and/or distributions with respect to the Shares contemplated by the Certificate of Designations and/or the Company's certificate of incorporation; and (4) the repurchase of shares of Common Stock from employees or consultants at the original purchase price thereof pursuant to awards granted prior to the date hereof under a stock plan approved by the Board of Directors.

         4.4 Transfers of Intellectual Property. Transfer any ownership or interest in, or material rights relating to, or the granting of any liens or encumbrances on, any of the Intellectual Property to any person or entity which is not a member of the consolidated group of the Company and its Subsidiaries; provided, however, that this restriction shall not apply to transfers of Intellectual Property accomplished in the ordinary course of business (such as pursuant to software license agreements in the ordinary course of business).

         4.5 Liquidation or Dissolution. Consent to or effect any liquidation, dissolution or winding up of the Company or any recapitalization or reorganization of the Company, or permit any Subsidiary to do any of the foregoing.

         4.6 Change in Size of Board. Increase or decrease the number of directors constituting the size of the Board of Directors from seven (7) members.

         4.7 Change to Charter/By-laws. Amend, alter or repeal any provision of the certificate of incorporation or by-laws of the Company.

         4.8 Change in Nature of Business. Make, or permit any Subsidiary to make, any change in the nature of its business from that contemplated in the Exchange Act Documents existing on the date hereof.

         4.9 Restrictions on Indebtedness. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any liability with respect to indebtedness for money borrowed which exceeds, in the aggregate, $3,000,000, provided that indebtedness for borrowed money assumed, guaranteed, endorsed or upon which the Company or any Subsidiary has otherwise become

                     Securities Purchase Agreement - Page 25

directly or contingently liable on, shall count as indebtedness for money borrowed for the purpose of this restriction.

         4.10 Change in Authorized Capital Stock. Increase or decrease in the authorized amount of any shares of capital stock of the Company, whether any such change shall be by means of amendment to the Company's certificate of incorporation or by merger, consolidation or otherwise other than as required pursuant to Section 3.2.

         4.11 No Disparate Voting Rights. Take any action, including, without limitation, amendments to the Certificate of Incorporation, that would enable any holder of a share of capital stock of the Company to vote such shares on any matter at a rate exceeding the number of votes that such share would be entitled to had it been purchased at a purchase price equal to one share of Common Stock of the Company on the date of its purchase (and the Company shall not use indebtedness to evade this covenant).

         4.12 Issuance of Compensatory Equity Awards. Grant any options or other rights to purchase capital stock except to employees, directors and consultants as authorized by vote of the Board of Directors or its Compensation Committee, if such committee has been formed.

         4.13 Adjustments to Warrants. Take any action which would cause any adjustment under Section 8 of the Warrants.

                                    ARTICLE V

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTORS

         Each Investor, severally and not jointly, represents and warrants to, and covenants with, the Company that:

         5.1 Authorization. The Investor has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. The execution of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Investor and this Agreement has been duly executed and delivered and constitutes the valid and binding obligation of the Investor enforceable in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         5.2 Purchase Entirely for Own Account. The Shares and Warrants to be purchased by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to any person with respect to any of the Shares or the Warrants. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares, the Warrants or any Conversion Shares for any period of time.

                     Securities Purchase Agreement - Page 26

         5.3 Disclosure of Information. The Investor acknowledges that it has received all the information that it has requested relating to the Company and the purchase of the Shares and the Warrants. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the Warrants. The foregoing, however, does not limit or modify the representations and warranties of the Company in this Agreement or the right of the Investor to rely thereon.

         5.4 Accredited Investor. The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D of the SEC, as presently in effect and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to the transactions contemplated hereby.

         5.5 Restricted Securities. Investor understands that the Shares and the Warrants are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

         5.6 Legends. It is understood that the certificates evidencing the Shares shall bear a legend, reading substantially as follows:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS EXCEPT PURSUANT TO RULE 144(K) OR PURSUANT TO AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS."

         5.7 Investor Questionnaire. The Investor covenants to execute and deliver to the Company at or promptly following the Closing an investor questionnaire supplied by the Company to facilitate the registration of the Shares pursuant to the registration rights set forth herein and the information contained therein shall be true and correct.

         5.8 Prohibited Transactions. During the last thirty (30) days prior to the date hereof, neither such Investor nor any Affiliate of such Investor which
(x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Investor's investments or trading or information concerning such Investor's investments, including in respect of the Securities, or (z) is subject to such Investor's review or input concerning such Affiliate's investments or trading (collectively, "Trading Affiliates") has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any "put equivalent position" (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, granted any other right (including,

                     Securities Purchase Agreement - Page 27

without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a "Prohibited Transaction"). Prior to the earliest to occur of (i) the termination of this Agreement, (ii) the Effective Date or (iii) the Effectiveness Deadline, such Investor shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction. Such Investor acknowledges that the representations, warranties and covenants contained in this Section 5.8 are being made for the benefit of the Investors as well as the Company and that each of the other Investors shall have an independent right to assert any claims against such Investor arising out of any breach or violation of the provisions of this
Section 5.8.

         5.9 Restrictions on Certain Payments. The Investor acknowledges and agrees that, pursuant to the provisions of the Loan and Security Agreement dated as of September 28, 2005 (as amended, and as hereafter amended from time to time, the "SVB Loan Agreement") among the Company, Vertical Communications Acquisition Corp. and SVB, the Company will be prohibited from (a) paying or declaring any dividends on or with respect to the Conversion Shares (except for dividends payable solely in stock of the Company) or (b) redeeming, retiring, purchasing or otherwise acquiring any of the Conversion Shares until such time as all indebtedness under the SVB Loan Agreement, and any extensions, renewals or refinancings thereof, has been repaid in full, without, in any case, obtaining the prior written consent of SVB.


                                   ARTICLE VI

                               SURVIVAL; INDEMNITY

         6.1 Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company herein shall survive the execution of this Agreement, the delivery to the Investors of the Shares and the Warrants being purchased and the payment therefor; provided, that the representations and warranties of the parties hereunder shall only survive for a period of one year following the Closing Date.

         6.2 Indemnity. Company agrees to indemnify and hold each Investor, and its respective directors, managers, officers, shareholders, members, partners, affiliates, employees, attorneys and agents (each, an "Indemnified Person"), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses of any kind or nature whatsoever (including attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of their investment in the Shares and the Warrants under this Agreement or with respect to any breach (or alleged breach) of any representation, warranty or covenant of the Company contained in this Agreement or with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, this Agreement or transactions contemplated by or referred to herein and any actions or failures to act with respect to any of the foregoing, except to the extent that any such indemnified liability is finally determined by a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. The Company shall reimburse each Investor for amounts provided for herein on demand as such expenses are incurred. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO THE COMPANY OR TO ANY OTHER PARTY OR TO ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR

                     Securities Purchase Agreement - Page 28

INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THEIR INVESTMENT IN THE SHARES UNDER THIS AGREEMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER. THE COMPANY SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY INDEMNIFIED PERSON OR TO ANY OTHER PARTY OR TO ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY, CONSEQUENTIAL OR SPECIAL DAMAGES WHETHER OR NOT SUCH DAMAGES WERE REASONABLY FORESEEABLE.


                                   ARTICLE VII

                                  MISCELLANEOUS

         7.1 Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given and received (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

                  (a) if to the Company, to:

                                    Artisoft, Inc.
                                    5 Cambridge Center
                                    Cambridge, MA 02142
                                    Attn:  Chief Executive Officer

                  (b) with a copy to:

                                    Andrews Kurth LLP
                                    1717 Main Street, Suite 3700
                                    Dallas, TX 75201
                                    Attn:  Victor B. Zanetti, Esq.

                  (c) if to the Investors, at their respective addresses on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing, with a copy to counsel to M/C Venture
Partners:

                                    Goodwin | Procter LLP
                                    Exchange Place
                                    53 State Street
                                    Boston, MA  02109
                                    Attn:  Jocelyn M. Arel, Esq.

         7.2 Changes. This Agreement may not be modified, waived or amended except pursuant to an instrument in writing signed by the Company and with Investors constituting the Majority Investors'

                     Securities Purchase Agreement - Page 29

Consent (provided, that, if such modification, waiver or amendment does not equally affect all Investors to whom such modification, waiver or amendment is applicable (taking into account the relative ownership interests of such Investors), such modification, waiver or amendment must be signed by all Investors).

         7.3 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         7.4 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         7.5 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

         7.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         7.7 Press Release. The Company shall on the Closing Date issue a press release disclosing the material terms of the transactions contemplated hereby (including at least the number of Shares sold and proceeds therefrom).

         7.8 Prior Agreements. This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements (including without limitation oral agreements) concerning the purchase and sale of the Shares.

         7.9 Costs, Expenses and Taxes. The Company agrees to pay the reasonable out-of-pocket costs and expenses of M/C Venture Partners incurred in connection with the transactions contemplated by this Agreement, including the reasonable fees and expenses of Goodwin Procter LLP, special counsel for M/C Venture Partners, as well as the reasonable fees and out-of-pocket expenses of legal counsel, independent public accountants, technical professionals and other outside experts retained by M/C Venture Partners in connection with the transactions contemplated by this Agreement and the amendment or enforcement of this Agreement.

                     Securities Purchase Agreement - Page 30

         7.10 Transfer of Rights. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, transferees of any Shares, Warrants, Preferred Conversion Shares and/or Warrant Shares), whether so expressed or not.

         7.11 Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. Nothing contained herein or in any other document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other related documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in their review and negotiation of this Agreement. The Company has elected to provide all Investors with the same terms and documents for the convenience of the Company and not because it was required or requested to do so by the Investors.

                 Signature Page to Securities Purchase Agreement

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


ARTISOFT, INC.                        Investor: M/C Venture Partners V, L.P.
                                      By: M/C VP V, LLC, its General Partner


By:  /s/ Ken Clinebell                By: /s/ John W. Watkins
Name:  Ken Clinebell                  Print Name: John W.Watkins
Title: CFO - Interim                  Title: General Partner

                                      Address: 75 State Street, Suite 2500,
                                               Boston, MA 02109

                                      Tax ID No.:

                                      Contact name:

                                      Telephone: (617) 345-7200

                                      Name in which
                                      shares should be
                                      registered (if
                                      different):



                                      Investor:
                                      By:
                                      By:

                                      Print Name:
                                      Title:

                                      Address:

                                      Tax ID No.:

                                      Contact name:

                                      Telephone:

                                      Name in which
                                      shares should be
                                      registered (if
                                      different):

                 Signature Page to Securities Purchase Agreement

                                      Investor: M/C Venture Investors, LLC


                                      By: /s/ John W. Watkins
                                      Print Name: John W. Watkins
                                      Title: General Partner

                                      Address: 75 State Street, Suite 2500,
                                               Boston, MA 02109

                                      Tax ID No.:

                                      Contact name:

                                      Telephone: (617) 345-7200

                                      Name in which
                                      shares should be
                                      registered (if
                                      different):



                                      Investor:
                                      By:
                                      By:

                                      Print Name:
                                      Title:

                                      Address:

                                      Tax ID No.:

                                      Contact name:

                                      Telephone:

                                      Name in which
                                      shares should be
                                      registered (if
                                      different):

                 Signature Page to Securities Purchase Agreement


                                      Investor: Chestnut Venture Partners, L.P.
                                      By: Chestnut Street Partners, Inc., its
                                          General Partner


                                      By: /s/ John W. Watkins
                                      Print Name: John W. Watkins
                                      Title: General Partner

                                      Address: 75 State Street, Suite 2500,
                                               Boston, MA 02109

                                      Tax ID No.:

                                      Contact name:

                                      Telephone: (617) 345-7200

                                      Name in which
                                      shares should be
                                      registered (if
                                      different):


                                      Investor:
                                      By:
                                      By:

                                      Print Name:
                                      Title:

                                      Address:

                                      Tax ID No.:

                                      Contact name:

                                      Telephone:

                                      Name in which
                                      shares should be
                                      registered (if
                                      different):

                 Signature Page to Securities Purchase Agreement


                                      Investor: Pathfinder Ventures III, L.L.C.

                                      By: RRS Investments II, L.L.C., an Arizona
                                      limited liability company

                                      By: Stolworthy Revocable Trust,
                                          its Manager

                                      By: R. Randy Stolworthy, its Trustee

                                      By: /s/ R. Randy Stolworthy
                                          R. Randy Stolworthy


                                      Address:  Pathfinder Ventures III, L.L.C._
                                                c/o RRS & Company
                                                4131 N. 24th Street, Suite C-207
                                                Phoenix, AZ 85016

                                      Tax ID No.: 72-1601431

                                      Contact name: R. Randy Stolworthy

                                      Telephone: 602-553-4565

                                      Name in which
                                      shares should be
                                      registered (if
                                      different):



                                      Investor:
                                      By:
                                      By:

                                      Print Name:
                                      Title:

                                      Address:


                                      Tax ID No.:

                                      Contact name:

                                      Telephone:

                 Signature Page to Securities Purchase Agreement


                                      SRB Greenway Capital, L.P.

                                      By: SRB Management, L.P., General Partner

                                      By: BC Advisors, L.L.C., General Partner

                                      By: /s/ Steven R. Becker
                                          Steven R. Becker, Member

                                      SRB Greenway Capital, L.P.
                                      300 Crescent Court, Suite 1111
                                      Dallas, TX 75201
                                      214-756-6073 (telephone)
                                      214-756-6079 (fax)
                                      Attn:  Joe Worsham (joe@walkersmith.com)
                                      Tax ID#:  20-1718174

                                      Investor:
                                      By:


                                      By:
                                      Print Name:
                                      Title:

                                      Address:


                                      Tax ID No.:

                                      Contact name:

                                      Telephone:

                                      Name in which
                                      shares should be
                                      registered (if
                                      different):

                 Signature Page to Securities Purchase Agreement


                                      SRB Greenway Capital (Q.P.), L.P.

                                      By: SRB Management, L.P., General Partner

                                      By: BC Advisors, L.L.C., General Partner

                                      By: /s/ Steven R. Becker
                                          Steven R. Becker, Member

                                      SRB Greenway Capital (Q.P.), L.P.
                                      300 Crescent Court, Suite 1111
                                      Dallas, TX 75201
                                      214-756-6073 (telephone)
                                      214-756-6079 (fax)
                                      Attn:  Joe Worsham (joe@walkersmith.com)
                                      Tax ID#:  20-1939469

                                      Investor:
                                      By:


                                      By:
                                      Print Name:
                                      Title:

                                      Address:


                                      Tax ID No.:

                                      Contact name:

                                      Telephone:

                                      Name in which
                                      shares should be
                                      registered (if
                                      different):

                 Signature Page to Securities Purchase Agreement


                                      SRB Greenway Offshore Operating Fund, L.P

                                      By: SRB Management, L.P., General Partner

                                      By: BC Advisors, L.L.C., General Partner

                                      By: /s/ Steven Becker
                                          Steven Becker, Member


                                      SRB Greenway Offshore Operating Fund, L.P
                                      300 Crescent Court, Suite 1111
                                      Dallas, TX 75201
                                      214-756-6073 (telephone)
                                      214-756-6079 (fax)
                                      Attn:  Joe Worsham (joe@walkersmith.com)
                                      Tax ID#:  n/a - offshore entity


                                      Investor:
                                      By:
                                      By:

                                      Print Name:
                                      Title:

                                      Address:


                                      Tax ID No.:

                                      Contact name:

                                      Telephone:

                 Signature Page to Securities Purchase Agreement

                                      Walker Smith Capital, L.P.

                                      By: WS Capital Management, L.P.,
                                          General Partner

                                      By: WS Capital, L.L.C., General Partner

                                      By: /s/ Reid S. Walker
                                          Reid S. Walker, Member

                                      Walker Smith Capital, L.P.
                                      300 Crescent Court, Suite 1111
                                      Dallas, TX 75201
                                      214-756-6073 (telephone)
                                      214-756-6079 (fax)
                                      Attn:  Joe Worsham (joe@walkersmith.com)
                                      Tax ID#:  75-2681597


                                      Investor:
                                      By:


                                      By:
                                      Print Name:
                                      Title:

                                      Address:


                                      Tax ID No.:

                                      Contact name:

                                      Telephone:

                                      Name in which
                                      shares should be
                                      registered (if
                                      different):

                 Signature Page to Securities Purchase Agreement


                                      Walker Smith Capital (Q.P.), L.P.

                                      By: WS Capital Management, L.P.,
                                          General Partner

                                      By: WS Capital, L.L.C., General Partner

                                      By: /s/ Reid S. Walker
                                          Reid S. Walker, Member

                                      Walker Smith Capital (Q.P.), L.P.
                                      300 Crescent Court, Suite 1111
                                      Dallas, TX 75201
                                      214-756-6073 (telephone)
                                      214-756-6079 (fax)
                                      Attn:  Joe Worsham (joe@walkersmith.com)
                                      Tax ID#:  75-2951420


                                      Investor:
                                      By:
                                      By:

                                      Print Name:
                                      Title:

                                      Address:

                                      Tax ID No.:

                                      Contact name:

                                      Telephone:

                                      Name in which
                                      shares should be
                                      registered (if
                                      different):

                 Signature Page to Securities Purchase Agreement


                                      Walker Smith International Fund, Ltd.

                                      By: WS Capital Management, L.P., as agent
                                          and attorney-in-fact

                                      By: WS Capital, L.L.C., General Partner

                                      By: /s/ Reid S. Walker
                                          Reid S. Walker, Member

                                      Walker Smith International Fund, Ltd.
                                      300 Crescent Court, Suite 1111
                                      Dallas, TX 75201
                                      214-756-6073 (telephone)
                                      214-756-6079 (fax)
                                      Attn:  Joe Worsham (joe@walkersmith.com)
                                      Tax ID#:  n/a - offshore entity


                                      Investor:
                                      By:
                                      By:

                                      Print Name:
                                      Title:

                                      Address:

                                      Tax ID No.:

                                      Contact name:

                                      Telephone:

                                      Name in which
                                      shares should be
                                      registered (if
                                      different):

                 Signature Page to Securities Purchase Agreement

                                      HHMI  Investments, L.P.

                                      By: WS Capital Management, L.P.,
                                          Investment Manager

                                      By: WS Capital, L.L.C., General Partner

                                      By: /s/ Reid S. Walker
                                          Reid S. Walker, Member

                                      Walker Smith International Fund, Ltd.
                                      300 Crescent Court, Suite 1111
                                      Dallas, TX 75201
                                      214-756-6073 (telephone)
                                      214-756-6079 (fax)
                                      Attn:  Joe Worsham (joe@walkersmith.com)
                                      Tax ID#: 20-3752378


                                      Investor:
                                      By:
                                      By:

                                      Print Name:
                                      Title:

                                      Address:

                                      Tax ID No.:

                                      Contact name:

                                      Telephone:

                                      Name in which
                                      shares should be
                                      registered (if
                                      different):

                                                                       Exhibit A
                                                                       ---------

                              SCHEDULE OF INVESTORS
                              ---------------------

--------------------------------------------------------------------------------
           Investor                          Shares   Warrants   Purchase Price
------------------------------------------- -------- ---------- ----------------
M/C VENTURE PARTNERS(1)

M/C Venture Partners V, L.P.                  2,831    589,918     $ 2,831,607
Chestnut Venture Partners, L.P.                 116     24,093         115,644
M/C Venture Investors, LLC                       53     10,989          52,749
                                             ------   --------     -----------
   TOTAL M/C VENTURE PARTNERS                 3,000    625,000     $ 3,000,000

--------------------------------------------------------------------------------

PATHFINDER VENTURES III, L.L.C.                 500    104,167     $   500,000

--------------------------------------------------------------------------------
GREENWAY(2)

SRB Greenway Capital, L.P.                       80     16,750     $    80,400
SRB Greenway Capital (Q.P.), L.P.               631    131,417         630,800
SRB Greenway Offshore Operating Fund, L.P.       39      8,083          38,800

Walker Smith Capital, L.P.                       41      8,438          40,500
Walker Smith Capital (Q.P.), L.P.               231     48,125         231,000
Walker Smith International  Fund, Ltd.          348     72,583         348,400

HHMI Investments, L.P.                          130     27,104         130,100
                                             ------   --------     -----------
   TOTAL GREENWAY                             1,500    312,500     $ 1,500,000
                                             ------   --------     -----------
TOTALS                                        5,000  1,041,667     $ 5,000,000

--------------------------------------------------------------------------------

(1) For the purposes of the Agreement, the entities listed below are collectively referred to as "M/C Venture Partners."

(2) For the purposes of the Agreement, the entitles listed below are collectively referred to as "Greenway"

                                                                       Exhibit B
                                                                       ---------


                                 Form of Warrant
                                 ---------------

                                  See attached.

                                                                       Exhibit C
                                                                       ---------


                               Form of ROFR Waiver
                               -------------------

                                  See attached.

                                                                     Exhibit D-1
                                                                     -----------


                            Form of Voting Agreement
                            ------------------------

                                  See attached.

                                                                     Exhibit D-2
                                                                     -----------


                        Form of Amended Voting Agreement
                        --------------------------------

                                  See attached.

                                                                       Exhibit E
                                                                       ---------


                      Form of Company Counsel Legal Opinion
                      -------------------------------------

                                  See attached.

                                                                       Exhibit F
                                                                       ---------


                       Form of Certificate of Designations
                       -----------------------------------

                                  See attached.

                                                                       Exhibit G
                                                                       ---------


                         CERTIFICATE OF SUBSEQUENT SALE
                         ------------------------------

[Name and Address of Transfer Agent]

         RE: Sale of Shares of Common Stock of Artisoft, Inc. (the "Company") pursuant to the Company's Prospectus dated _____________, ____ (the "Prospectus")

Dear Sir/Madam:

         The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all securities laws applicable to the undersigned.

Selling Shareholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

         In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.


                                                Very truly yours,

Dated:                                          By:

                                                Print Name:

                                                Title:

cc: [Company Name and Address]

                                                                       Exhibit H
                                                                       ---------

                              Plan of Distribution
                              --------------------

         The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

         The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

         - ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

         - block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

         - purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

         - an exchange distribution in accordance with the rules of the applicable exchange;

         - privately negotiated transactions;

         - short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

         - through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

         - broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

         - a combination of any such methods of sale; and

         - any other method permitted pursuant to applicable law.

         The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

         In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

         The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

         The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

         The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

         To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

         In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

         We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

         We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

         We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144(k) of the Securities Act.